UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2018

GLOBAL WATER RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37756	90-0632193
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21410 N. 19th Avenue #220, Phoenix, Arizona
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (480) 360-7775
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to Deferred Phantom Stock Unit Plan
On March 7, 2018, the board of directors (the “Board”) of Global Water Resources, Inc. (the “Company”) adopted the fourth amendment (the “Fourth DPU Plan Amendment”) to the Global Water Resources, Inc. Deferred Phantom Stock Unit Plan, dated as of January 1, 2011 (as amended on May 3, 2016, August 4, 2017 and November 30, 2017) (as amended, the “DPU Plan”). The material features of the DPU Plan are described in our Prospectus filed on April 28, 2016 under the heading “Executive Compensation” which is incorporated by reference herein. The Fourth DPU Plan Amendment provides that the redemption date for any Non-U.S. Taxpayer Director (as defined in the Fourth DPU Plan Amendment) who has had a Separation Date (as defined in the DPU Plan) will be no later than the end of the calendar year following the calendar year in which such Non-U.S. Taxpayer Director’s Separation Date occurred, as determined by the Company.
The Fourth DPU Plan Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein, and the above description of the Fourth DPU Plan Amendment is qualified in its entirety by reference to such exhibit. The description of the DPU Plan referenced above is qualified in its entirety by the text of the DPU Plan and the prior amendments to the DPU Plan, which were filed as Exhibit 10.19 to our Registration Statement on Form S-1 filed on January 19, 2016, Exhibit 10.3 to our Current Report on Form 8-K filed on May 4, 2016, Exhibit 10.1 to our Current Report on Form 8-K filed on August 8, 2017 and Exhibit 10.1 to our Current Report on Form 8-K filed on December 6, 2017.
Amendment to Stock Option Plan
On March 7, 2018, the Board adopted the third amendment (the “Third Stock Option Plan Amendment”) to the Global Water Resources, Inc. Stock Option Plan, effective as of January 9, 2012 (as amended on September 12, 2012 and May 3, 2016) (as amended, the “Stock Option Plan”). The material features of the Stock Option Plan are described in our Prospectus filed on April 28, 2016 under the heading “Executive Compensation” which is incorporated by reference herein. The Third Stock Option Plan Amendment provides that the Option Price (as defined in the Stock Option Plan) for any stock option may be paid by any net-issuance or cashless exercise arrangement (including any broker-assisted “cashless” exercise arrangement).
The Third Stock Option Plan Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein, and the above description of the Third Stock Option Plan Amendment is qualified in its entirety by reference to such exhibit. The description of the Stock Option Plan referenced above is qualified in its entirety by the text of the Stock Option Plan and the prior amendments to the Stock Option Plan, which were filed as Exhibit 10.17.1 and Exhibit 10.17.2 to our Registration Statement on Form S-1 filed on January 19, 2016 and Exhibit 10.1 to our Current Report on Form 8-K filed on May 4, 2016.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Fourth Amendment to Global Water Resources, Inc. Deferred Phantom Stock Unit Plan*

10.2	Third Amendment to Global Water Resources, Inc. Stock Option Plan*

* Compensation plan or arrangement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WATER RESOURCES, INC.

Date: March 13, 2018	/s/ Michael J. Liebman
Michael J. Liebman
Chief Financial Officer